UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2018

First Capital Real Estate Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue 14th Floor New York, NY 10022
(Address, including zip code, of Principal Executive Offices)

(917) 475-9646
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Antigua

On August 31, 2018, First Capital Real Estate Trust Incorporated (the “Company”), through First Capital Real Estate Operating Partnership, L.P. (the “OP”), its operating partnership, entered into a Contribution Agreement (the “Antigua Contribution Agreement”) with Talon OP, L.P., a Minnesota limited partnership (“Acquiror”) for the disposition of the OP’s interests in and to Goat Head Hill and Dutchman’s Bay, Island of Antigua (the “Antigua Project”), including, without limitation, that certain Memorandum of Agreement dated July 28, 2015 between Brown McLennon, the OP and the government of Antigua and Barbuda regarding the development of hotels on the properties known as Dutchman’s Bay and Goat Head Hill on Antigua and the OP’s 100% ownership interest in Goat Head Hill Resort Development Ltd and Dutchman’s Bay, an Antigua and Barbuda Corporation.

As previously reported, the OP and Acquiror previously entered into a contribution agreement for the acquisition by the OP of the Acquiror’s interest in Talon First Trust, LLC, a Delaware limited liability company. Other than the foregoing and as set forth in this Current Report on Form 8-K, there are no material relationships between the Company and the OP on the one hand and Contributor, on the other hand.

Pursuant to the Antigua Contribution Agreement, the OP agreed to transfer all of its interests in the Antigua Project to the Acquiror. In consideration for such transfer the Acquiror will issue to the OP $30.0 million in units of its limited partnership interests (“LP Units”), or 12,000,000 LP Units based on a valuation of $2.50 per LP Unit. The LP Units will be payable as follows: (i) $10,000,000.00 of LP Units, or 4,000,000 LP Units upon execution of the Antigua Contribution Agreement, (ii) $10,000,000.00 of LP Units, or 4,000,000 LP Units on the one-year anniversary of the closing of the disposition (the “Closing”) and (iii) $10,000,000.00 of LP Units, or 4,000,000 LP Units on the two-year anniversary of the Closing. The OP has agreed to sign such documents at the Closing as are necessary in connection with its admission as a limited partner of the Acquiror.

Pursuant to the terms of the Antigua Contribution Agreement, the Acquiror’s obligation to close upon the acquisition is subject to customary conditions to closing. There can be no assurance that a transaction will be consummated.

The foregoing description of the Antigua Contribution Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Antigua Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On September 6, 2018, the Company dismissed MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm and engaged Turner, Stone and Company L.L.P. (“Turner Stone”) as its new independent registered public accounting firm as of such date. The decision to appoint Turner Stone and dismiss MaloneBailey was subsequently approved by the independent directors of the board of directors of the Company (the “Board”).

MaloneBailey has not issued any audit reports on the Company’s consolidated financial statements.

During the fiscal years ended December 31, 2016 and December 31, 2017 and the subsequent interim period through September 6, 2018, (i) there were no disagreements between the Company and MaloneBailey on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided MaloneBailey with a copy of the foregoing statements and has requested and received from MaloneBailey a letter addressed to the Securities and Exchange Commission stating whether or not MaloneBailey agrees with the above statements. A copy of the letter from MaloneBailey is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2016 and December 31, 2017 and the subsequent interim period through September 6, 2018, neither the Company nor anyone acting on behalf of the Company consulted Turner Stone regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jeffrey Zomback as Chief Financial Officer

On September 6, 2018, Jeffrey Zomback was appointed to serve as the chief financial officer of the Company. Mr. Zomback does not own any shares of the Company’s common stock, and there are no related party transactions involving Mr. Zomback that are reportable under Item 404(a) of Regulation S-K.

Prior to joining the Company, Mr. Zomback, 53, headed the Treasury department at Paramount Group, Inc. from 2016 to July 2018 and was an Executive Director and the Treasurer of W. P. Carey Inc. from 2010 to 2016. Mr. Zomback was the Director of Treasury Operations at American International Group (AIG), where he worked in various capacities for 20 years. From 1987 to 1989, he worked on the Audit staff at Ernst & Young.

Mr. Zomback received a B.S. degree in Accounting from Binghamton University in 1987 and an MBA in Corporate Finance from Fordham University in 1993. He also is a Certified Public Accountant.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Contribution Agreement, dated as of August 31, 2018, by and between First Capital Real Estate Operating Partnership, L.P. and Talon OP, L.P.

16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED

Date: September 7, 2018	By:	/s/ Suneet Singal
Name: Suneet Singal
Title: Chief Executive Officer, Chairman of the Board of Directors, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Contribution Agreement, dated as of August 31, 2018, by and between First Capital Real Estate Operating Partnership, L.P. and Talon OP, L.P.

16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission regarding change in certifying accountant

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